UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2022

AMERICA FIRST MULTIFAMILY INVESTORS, L.P.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24843	47-0810385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14301 FNB Parkway, Suite 211
Omaha, Nebraska		68154
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 402 952-1235

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Beneficial Unit Certificates representing assignments of limited partnership interests in America First Multifamily Investors, L.P.	ATAX	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Resignation

On October 19, 2022, Curtis A. Pollock., a member of the Board of Managers of Greystone AF Manager LLC (the “Greystone Manager Board”), which is the general partner of the general partner of America First Multifamily Investors, L.P. (the “Partnership”), notified the Greystone Manager Board of his intention to resign effective October 24, 2022, including in his capacity as the equivalent of a director of the Partnership. Mr. Pollock’s decision to resign did not result from any disagreement with the Partnership on any matter relating to the Partnership’s operations, policies or practices.

Director Appointment

On October 19, 2022, Greystone LB Holdings LLC, in its capacity as the sole member of Greystone AF Manager LLC, appointed Hafize Gaye Erkan as a member of the Greystone Manager Board effective as of October 24, 2022. In this regard, Ms. Erkan will act in the capacity as a director of the Partnership. The Greystone Manager Board has affirmatively determined that Ms. Erkan does not meet the independence standards established by the NASDAQ listing rules and the rules of the SEC.

In connection with her appointment, Ms. Erkan was awarded 2,235 restricted unit awards under the America First Multifamily Investors, L.P 2015 Equity Incentive Plan. Ms. Erkan’s restricted unit awards vest in three equal installments on November 30, 2022, 2023 and 2024.

Other than as described above with respect to Ms. Erkan’s restricted unit award, there is no arrangement or understanding between Ms. Erkan and any other persons or entities pursuant to which Ms. Erkan was appointed to the Greystone Manager Board. In addition, there are no transactions between the Partnership and Ms. Erkan that require disclosure under Item 404(a) of Regulation S-K.

Biographical information for Ms. Erkan is set forth below.

Hafize Gaye Erkan, 42, is the Chief Executive Officer of Greystone and is a proven financial services leader with deep expertise in banking, investments, risk management, technology, and digital innovation. Prior to joining Greystone, Ms. Erkan spent nearly eight years at First Republic Bank, in roles including Co-Chief Executive Officer, President, Board Member, Chief Investment Officer, Chief Deposit Officer, and Co-Chief Risk Officer. She spent almost a decade at Goldman Sachs as Managing Director and Head of Financial Institutions Group Analytics and Strategies, advising the Boards and executive management teams of large U.S. banks and insurance companies on balance sheet management, stress testing and capital planning, risk management, and M&A. In March 2022, Ms. Erkan joined the Board of Directors at Fortune 500 firm Marsh McLennan, and she served on the Board of Directors for Tiffany & Co. from 2019 through the company’s acquisition by LVMH in 2021. She also serves on the Advisory Council for the Princeton University Operations Research and Financial Engineering Department. Ms. Erkan serves on the Board of Directors for the Partnership for New York City and is an active supporter of the National Coalition of Girl’s Schools. She is the founder of the Hafize Gaye Erkan First Republic Fellowship Program, a first-of-its kind program that guides young women from underserved backgrounds to a purpose-driven life through STEM education, mentorship, and professional development. She is also a member of the Young Presidents’ Organization, the Council on Foreign Relations, and the International Women’s Forum. Ms. Erkan graduated as valedictorian of Boğaziçi University in Turkey with a B.S. in Industry Engineering and earned a Ph.D. in Operations Research and Financial Engineering from Princeton University. She is a graduate of Harvard Business School’s Advanced Management Program and the Stanford Graduate School of Business Executive Program in Leadership.

On October 21, 2022, the Partnership issued a press release announcing Mr. Pollock’s resignation from the Greystone Manager Board, and Ms. Erkan’s appointment to the Greystone Manager Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements

Certain statements in this report are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally can be identified by use of statements that include, but are not limited to, phrases such as “believe,” “expect,” “future,” “anticipate,” “intend,” “plan,” “foresee,” “may,” “should,” “will,” “estimates,” “potential,” “continue,” or other similar words or phrases. Similarly, statements that describe objectives, plans, or goals also are forward-looking statements. Such forward-looking statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Partnership. The Partnership cautions readers that a number of important factors could cause actual results to differ materially from those expressed in, implied, or projected by such forward-looking statements. Risks and uncertainties include, but are not limited to: the intended executive officer and board member changes will not occur as currently expected; and the other risks detailed in the Partnership’s SEC filings (including but not limited to, the Partnership’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K). Readers are urged to consider these factors carefully in evaluating the forward-looking statements.

If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the developments and future events concerning the Partnership set forth in this report may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as of the date of this document. We anticipate that subsequent events and developments will cause our expectations and beliefs to change. The Partnership assumes no obligation to update such forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless obligated to do so under the federal securities laws.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated October 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICA FIRST MULTIFAMILY INVESTORS, L. P.

Date:	October 21, 2022	By:	/s/ Jesse A. Coury
Printed: Jesse A. Coury Title: Chief Financial Officer